STATEMENT OF ADDITIONAL INFORMATION
                                  March 3, 1997

                    THE   EVERGREEN   INTERNATIONAL/GLOBAL   GROWTH  FUNDS  2500
                   Westchester Avenue, Purchase, New York 10577
                                    800-807-2940

Evergreen Emerging Markets Growth Fund ("Emerging Markets")
Evergreen International Equity Fund ("International Equity")
Evergreen Global Real Estate Equity Fund ("Global")
Evergreen Global Leaders Fund ("Global Leaders")

This Statement of Additional Information pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Prospectus for the Fund in which you are making or contemplating an investment. The Evergreen International/Global Growth Funds are offered through two separate prospectuses: one offering Class A, Class B and Class C shares of Emerging Markets, International Equity, Global and Global Leaders, and a separate prospectus offering Class Y shares of Emerging Markets, International Equity, Global, and Global Leaders. Copies of each Fund's Prospectus may be obtained without charge by calling the number listed above.


                                 TABLE OF CONTENTS



Investment Objectives and Policies................................2
Investment Restrictions...........................................9
Certain Risk Considerations.......................................14
Management........................................................15
Investment Advisers...............................................23
Distribution Plans................................................29
Allocation of Brokerage...........................................32
Additional Tax Information........................................35
Net Asset Value...................................................39
Purchase of Shares................................................40
General Information About the Funds...............................52
Performance Information...........................................54
Financial Statements..............................................58
Appendix A - Description of Bond, Municipal Note and Commercial
                   Paper Ratings........................................58









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                              INVESTMENT OBJECTIVES AND POLICIES
            (See also "Description of the Funds - Investment Objectives and Policies" in each Fund's Prospectus)

     The investment objective of each Fund and a description of the securities in which each Fund may invest is set forth under "Description of the Funds Investment Objectives and Policies" in the relevant Prospectus. The investment objectives of Emerging Growth, International Equity, Global, and Global Leaders are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund.

Types of Investments

Convertible Securities -- (All Funds)

     Each Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

     Each Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment adviser or sub-adviser, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objective. A Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the adviser or sub-adviser evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the adviser or sub-adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Warrants (All Funds)

     Each Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the

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percentage increase or decrease in the market price of the optioned common stock.

Sovereign Debt Obligations (All Funds)

     Each Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Closed-End Investment Companies (All Funds)

     Each Fund may purchase the equity securities of closed-end investment companies to facilitate investment in certain countries. Equity securities of closed-end investment companies generally trade at a discount to their net asset value. Investments in closed-end investment companies involve the payment of management fees to the advisers of such investment companies.

Strategic Investments (All Funds)

Foreign Currency Transactions; Currency Risks

     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although a Fund values its assets daily in U.S. dollars, a Fund generally does not convert its holdings to U.S. dollars or any other currency. Foreign exchange dealers may realize a profit on the difference between the price at which a Fund buys and sells currencies.

     Each Fund will engage in foreign currency exchange transactions in connection with its portfolio investments. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

Forward Foreign Currency Exchange Contracts

     Each Fund may enter into forward foreign currency exchange contracts in order to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between

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currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The advisers and the sub-advisers believe that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever they determine that it is in a Fund's best interest to do so. A Fund will not speculate in foreign currency exchange.

     Except for cross-hedges, a Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge" denominated in a currency or currencies that the adviser or sub-adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of such a forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.


     It should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, a Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.




Foreign Currency Options

     A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency.


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     When the option is exercised,  the seller  (i.e.,  writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

     A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if a Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options

     Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the advisers or sub-advisers, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.


     In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.


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     There is no  systematic  reporting  of last sale  information  for  foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions

     By using foreign currency futures contracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Funds may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

     A foreign currency futures contract sale creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of currency futures contracts is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a currency futures contract sale is effected by the Fund entering into a currency futures contract purchase for the same aggregate amount of currency and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and realizes a loss. Similarly, the closing out of a currency futures contract purchase is effected by the Fund entering into a currency futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options

     Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on futures currencies, as described above.

     Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options

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is subject to the maintenance of a liquid secondary market. To reduce this risk, the Funds will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the advisers or the sub-advisers, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Funds because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Restricted and Illiquid Securities (All Funds)

     The ability of the Board of Trustees ("Trustees") to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The Funds which invest in Rule 144A Securities believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:


     (i) the frequency of trades and quotes for the security;

     (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;

     (iii) dealer  undertakings  to make a market in the security;  and

     (iv) the nature of the security and the nature of the marketplace trades.


When-Issued and Delayed Delivery Securities (Emerging Markets, International Equity and Global Leaders)


     These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily

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and are maintained until the transaction has been settled.  Emerging Markets and
International Equity do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of their assets.



Lending of Portfolio Securities (All Funds)

     The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Repurchase Agreements (All Funds)

     The Funds or their custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Funds, the Funds could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Funds might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the adviser or a sub-adviser to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements (All Funds)

     The Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

     The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that

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the  Fund  will  be  able  to  avoid   selling   portfolio   instruments   at  a
disadvantageous time.

     When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.



                               INVESTMENT RESTRICTIONS


FUNDAMENTAL INVESTMENT RESTRICTIONS

         Except as noted, the investment restrictions set forth below are fundamental and may not be changed with respect to each Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Where an asterisk (*) appears after a Fund's name, the relevant policy is non-fundamental with respect to that Fund and may be changed by the Fund's investment adviser without shareholder approval, subject to review and approval by the Trustees. As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

1.        Diversification

        No Fund may invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities and, with respect to Emerging Markets and International Equity, repurchase agreements collateralized by such securities except that up to 25% of the value of a Fund's total assets may be invested without regard to such 5% limitation.

2.       Ten Percent Limitation on Securities of Any One Issuer

         Global and Global Leaders may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

         Neither Emerging Markets nor International Equity may purchase more than 10% of the outstanding voting securities of any one issuer.

3.       Investment for Purposes of Control or Management

         Emerging Markets, International Equity, Global and Global Leaders may not invest in companies for the purpose of exercising control or management.

4.       Purchase of Securities on Margin

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         No Fund may purchase  securities  on margin,  except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

5.       Unseasoned Issuers

        Emerging Markets*, International Equity*, Global and Global Leaders* may not invest more than 15% of their net assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors, except obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities (this limitation does not apply to real estate investment trusts).

6.       Underwriting

         The Funds will not underwrite any issue of securities except as they may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in connection with the sale of securities in accordance with their investment objectives, policies and limitations.

7.       Interests  in Oil,  Gas or Other  Mineral  Exploration  or  Development
Programs

         Global and Global Leaders* may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

         Neither Emerging Markets* nor International Equity* will purchase interests in oil, gas or other mineral exploration or development programs or leases, although each Fund may purchase the securities of other issuers which invest in or sponsor such programs.

8.       Concentration in Any One Industry

         Global may not concentrate its investments in any one industry, except that it will invest at least 65% of its total assets in securities of companies engaged principally in the real estate industry.

         Emerging Markets, International Equity and Global Leaders* will not invest 25% or more of the value of their total assets in any one industry except that they may invest more than 25% of their total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. For purposes of this restriction, utility companies, gas, electric, water and telephone companies will be considered separate industries.

9.       Warrants

         Global and Global Leaders* may not invest more than 5% of their net assets in warrants, and, of this amount, no more than 2% of the Fund's total net

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assets may be invested  in warrants  that are listed on neither the New York nor the American Stock Exchanges.

         Emerging Markets* and International Equity* will not invest more than 5% of their net assets in warrants, including those acquired in units or attached to other securities. For purposes of this restriction, warrants acquired by the Funds' in units or attached to securities may be deemed to be without value.


10.      Ownership by Trustees/Officers

         None of Emerging Markets*, International Equity*, Global or Global Leaders* may purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser or investment sub-adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

11.      Short Sales

         Neither Emerging Markets nor International Equity will sell any securities short.


         Global and Global Leaders* may not make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, either Fund owns an equal amount of securities of the same issue or owns securities which, without payment by the Fund of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue.

12.      Lending of Funds and Securities

         Global and Global Leaders* may not lend their funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed or the entering into of repurchase agreements. Global and Global Leaders* may not lend their portfolio securities, unless the borrower is a broker-dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market-value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

         Emerging Markets and International Equity will not lend any of their assets, except portfolio securities up to one-third of the value of their total assets. This does not prevent the Funds from purchasing or holding corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by a Fund's investment objectives and policies or the Declaration of Trust governing the Fund.

13.      Commodities

         Emerging Markets and International Equity will not invest in commodities except that each Fund reserves the right to engage in transactions including futures contracts, options and forward contracts with respect to securities indices or currencies.

         Global and Global Leaders will not purchase, sell or invest in commodities or commodity contracts; provided, however, that this policy does not prevent either Fund from purchasing and selling currency futures contracts and entering into forward foreign currency contracts.

14.      Real Estate

         Neither Emerging Markets nor International Equity will purchase or sell real estate, including limited partnership interests in real estate, although each Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

         Global and Global Leaders may not purchase or invest in real estate or interests in real estate (although they may purchase securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein).

15.      Borrowing, Senior Securities, Reverse Repurchase Agreements

         Emerging Markets and International Equity will not issue senior securities except that each Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed and except to the extent that a Fund may enter into futures contracts. The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary or emergency measure to facilitate management of their portfolios by enabling them to, for example, meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. A Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

         Global   and  Global  Leaders  may  not  borrow  money,  issue  senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of each Fund's total assets at the time of such borrowing, provided that Global will not purchase any securities at times when any borrowings (including reverse repurchase agreements) are outstanding. Global and Global Leaders* will not enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

16.      Joint Trading

         Global, Global Leaders*, Emerging Markets* and International Equity* may not participate on a joint or joint and several basis in any trading account in any securities. (The "bunching" of orders for the purchase or sale of portfolio securities with its investment adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

17.      Options


          Global and Global Leaders*, may not write, purchase or sell put or call options, or combinations thereof except as permitted under "Description of Funds Investment Practices and Restrictions" in each Fund's Prospectus.


         Emerging Markets* and International Equity* may write covered call options and secured put options on up to 25% of their net assets and may purchase put and call options provided that no more than 5% of the market value of its net assets may be invested in premiums on such options.

18.      Pledging Assets

         Neither Emerging Markets nor International Equity will mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, a Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.



19.      Investing in Securities of Other Investment Companies

         Emerging Markets*, International Equity*, Global* and Global Leaders* will limit their investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of their total assets in any one investment company and will invest no more than 10% of their total assets in investment companies in general. A Fund will purchase securities of closed-end investment companies only in open-market transactions involving customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses. There is no present intention of making such investments on behalf of Global Leaders.


20.      Restricted Securities

         Emerging Markets* and International Equity* will not invest more than 5% of their total assets in securities subject to restrictions on resale under the 1933 Act, except for restricted securities which meet criteria for liquidity established by the Trustees.

21.       Illiquid Securities.

         Global* and Global Leaders* may not invest more than 15% of their net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements which have a maturity of longer than seven days, but excluding securities eligible for resale under Rule 144A of the 1933 Act, which the Trustees have determined to be liquid.

         Emerging Markets* and International Equity* will not invest more than 15% of their net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain securities not determined by the Trustees to be liquid.


     Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value of net assets will not result in a violation of such restriction.


     For purposes of their policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items".



                          CERTAIN RISK CONSIDERATIONS

            There can be no assurance that a Fund will achieve its investment objective and an investment in the Fund involves certain risks which are described under "Description of the Funds - Investment Objectives and Policies" in each Fund's Prospectus.

           While Global is technically diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), because the investment alternatives of the Fund are restricted by a policy of concentrating at least 65% of its total assets in companies in the real estate industry, investors should understand that investment in the Fund may be subject to greater risk and market fluctuation than an investment in a portfolio of securities representing a broader range of industry investment alternatives.

Borrowing.

         Global has borrowings outstanding. It is in essence leveraged and, therefore, share price fluctuations may be more pronounced than the market in general. The table set forth below describes the extent to which Global entered into borrowing transactions during the three fiscal periods ended Ocotber 31, 1996.


Global
                                                                  Average
            Amount of Debt Average Amount of  Average Number of   Amount of Debt
            Outstanding    Debt Outstanding   Shares Outstanding  Per-Share
Year Ended  End of Year    During the Year    During the Year     During Year
----------  -----------    -----------------  ------------------  --------------

9/30/94*    $ 4,885,000     $ 2,090,861          10,670,806        $0.20
9/30/95     $ 0             $ 1,572,261          7,184,794         $0.22
10/31/95**  $ 1,050,000     $   283,871          5,474,147         $0.05
10/31/96    $ 0             $   583,642          4,432,611         $0.13


* Nine Months
**One Month

                                                               MANAGEMENT

         The Trustees and executive officers of the Trusts, their ages, addresses and principal occupation during the past five years are set forth below:

TRUSTEES

JAMESS.  HOWELL  (72),  4124  Crossgate  Road,  Charlotte,  NC  Chairman  of the
     Evergreen Group of Mutual Funds, and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

RUSSELL A. SALTON,  III, M.D. (49), 205 Regency  Executive Park,  Charlotte,  NC
     Trustee. Medical Director, U.S. Healthcare of the Charlotte, NC Carolinas since 1996; President, Primary Physician Care from 1990 to 1996.

MICHAEL S. SCOFIELD (53), 212 S. Tryon Street Suite 980, Charlotte,  NC Trustee.
     Attorney, Law Offices of Michael S. Scofield since 1969.

Messrs. Howell, Salton and Scofield are Trustees of all forty-four investment companies:

GERALD M.  MCcDONNELL  (57), 821 Regency  Drive,  Charlotte,  NC Trustee.  Sales
     Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

THOMAS L. McVERRY (58), 4419 Parkview Drive, Charlotte, NC Trustee.  Director of
     Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President-Finance and Resources, Rexham Corporation from 1979 to 1990.


WILLIAM WALT  PETTIT*(41),  Holcomb  and  Pettit,  P.A.,  227  West  Trade  St.,
     Charlotte, NC. Trustee. Partner in the law firm Holcomb and Pettit, P.A. since 1990.

Messrs. McDonnell, McVerry and Pettit are Trustees of forty-three of the investment companies (excluded are those established within the Evergreen Variable Trust).

LAURENCE B. ASHKIN (68), 180 East Pearson Street, Chicago, IL Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

FOSTER BAM* (70), Greenwich Plaza, Greenwich, CT Trustee. Partner in the law firm of Cummings and Lockwood since 1968.

Messrs. Ashkin and Bam are Trustees of forty-two of the investment companies (excluded are those established within the Evergreen Variable Trust and Evergreen Investment Trust).


    ROBERT J. JEFFRIES (74), 2118 New Bedford Drive, Sun City Center, FL Trustee Emeritus. Corporate consultant since 1967.

Mr. Jeffries has been serving as a Trustee Emeritus of eleven of the investment companies since January 1, 1996 (excluded are Evergreen Variable Trust, Evergreen Investment Trust, as well as the Keystone Group of Funds).



ADVISORY COMMITTEE TO THE BOARDS OF TRUSTEES OF THE EVERGREEN FUNDS

   F. RAY KEYSER, JR. (69) ), 200 Berkeley Street, Boston, MA
    Counsel, Keyser, Crowley & Meub, P.C.; Member, Governor's (VT) Council of Economic Advisers; Chairman of the Board and Director, Central Vermont Public Service Corporation and Hitchcock Clinic; Director, Vermont Yankee Nuclear Power Corporation, Vermont Electric Power Company, Inc., Grand Trunk Corporation, Central Vermont Railway, Inc., S.K.I. Ltd., Sherburne Corporation, Union Mutual Fire Insurance Company, New England Guaranty Insurance Company, Inc., and the Investment Company Institute; former Governor of Vermont.

    RICHARD J. SHIMA (57), 200 Berkeley Street, Boston, MA
    Chairman, Environmental Warranty, Inc., and Consultant, Drake Beam Morin, Inc. (executive out placement); Director of Connecticut Natural Gas Corporation, Trust Company of Connecticut, Hartford Hospital, Old State House Association, and Enhance Financial Services, Inc.; Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Kingswood- Oxford School and Greater Hartford YMCA; former Director, Executive Vice President, and Vice Chairman of The Travelers Corporation.

EXECUTIVE OFFICERS

JOHN J. PILEGGI  (37),  230 Park Avenue,  Suite 910, New York,  NY President and
Treasurer. Consultant to BISYS Fund Services since 1996. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992.

GEORGE O. MARTINEZ (37), 3435 Stelzer Road, Columbus, OH Secretary.  Senior Vice
     President/Director of Administration and Regulatory Services, BISYS Fund Services since April 1995. Vice President/Assistant General Counsel, Alliance Capital Management from 1988 to 1995.
----------------------------------
*Messrs. Pettit and Bam may both be deemed to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

 The officers of the Trusts are all officers and/or employees of BISYS Fund Services. BISYS Fund Services is an affiliate of Evergreen Keystone Distributor, Inc., the distributor of each Class of shares of each Fund.

 The Funds do not pay any direct remuneration to any officer or Trustee who is an "affiliated person" of either First Union National Bank of North Carolina, Evergreen Asset Management Corp. or Keystone Investment Management Company or their affiliates. See "Investment Advisers". Currently, none of the Trustees is an "affiliated person" as defined in the 1940 Act. The Trusts pay each Trustee who is not an "affiliated person" an annual retainer and a fee per meeting attended, plus expenses, as follows:


Name of Trust/Fund
                  Annual Retainer   Meeting Fee

Evergreen Equity Trust
                       $ 1,000*
  Global
                                         $100
  Global Leaders
                                          100
Evergreen Investment Trust
                        15,000**         2,000
  Emerging Markets
  International Equity
--------------------

* The annual retainer paid by Evergreen Equity Trust is allocated among its three series based on assets.

** The annual retainer and meeting fee paid by Evergreen Investment Trust to each Trustee are allocated among its fourteen series based on assets.

In addition:

(1) The Chairman of the Board of the Evergreen group of mutual funds is paid an annual retainer of $5,000, and the Chairman of the Audit Committee is paid an annual retainer of $2,000. These retainers are allocated among all the funds in the Evergreen group of mutual funds, based upon assets.

(2) Each member of the Audit Committee of the Evergreen group of mutual funds is paid an annual retainer of $500.

(3) Each non-affiliated Trustee of the Evergreen group of mutual funds is paid a fee of $500 for each special telephonic meeting in which he participates, regardless of the number of Funds for which the meeting is called.

(4) Each non-affiliated Trustee of the Evergreen group of mutual funds is paid a fee of $250 for each special Committee of the Board telephone conference call meeting of one or more Funds in which he participates.

(5) The members of the Advisory Committee to the Boards of Trustees of the Evergreen Funds are paid an annual retainer of $17,500 and a fee of $2,200 for each meeting of the Boards of Directors or Trustees of the Evergreen Funds attended.

(6) Any individual who has been appointed as a Trustee Emeritus of one or more funds in the Evergreen group of mutual funds is paid one-half of the annual retainer fees that are payable to regular Trustees, and one-half of the meeting fees for each meeting attended.

         Set forth below for each of the Trustees is the aggregate compensation (and expenses) paid to such Trustees by each Trust for the fiscal period ended October 31, 1996.

TRUSTEES COMPENSATION TABLE

                                                                   Total
                                                                   Compensation
               Aggregate Compensation From Each Trust              From Trusts
                      Evergreen                       Evergreen    and Fund
Name of              Equity Trust                    Investment    Complex Paid
Trustee                                                Trust       to Trustees

Laurence Ashkin        $1,661                          0              $26,475

Foster Bam             $1,661                          0              $26,475

James S. Howell       $1,677                          $22,029         $52,500

Robert J.
 Jeffries             $ 828                             0             $15,238

Gerald M.
 McDonnell           $1,656                           $19,916         $45,975

Thomas L.
 McVerry             $1,662                           $20,456         $47,100

William Walt
 Pettit              $1,654                           $19,737         $45,600

Russell A.
 Salton, III, M.D.   $1,654                           $19,737         $48,750

Michael S.
 Scofield            $1,654                           $19,737         $48,750


                The number and percent of outstanding shares of each Fund owned by officers and Trustees as a group on January 31, 1997, is as follows:


                            No. of Shares Owned
                              By Officers and         Ownership by Officers and
                                  Trustees            Trustees as a % of
Name of Fund                     as a Group           Shares Outstanding

Emerging Markets                     1,812                 .95% (Class A)
International Equity                  -0-
Global                              11,074                 .32% (Class Y)
Global Leaders                     126,309                6.54% (Class Y)

         Set forth below is information with respect to each person, who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of each Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of January 31, 1997.



                                  Name of                                % of
Name and Address                  Fund/Class           No. of Shares  Class/Fund
----------------                  ----------           -------------  ----------

Fubs & Co. Febo                   Emerging Markets/B   18,837         5.75%/.50%
Carol A. Bierbrauer
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001


Fubs & Co. Febo                   Emerging Markets/C    1,000         9.71%/.02%
Frances B. Goldstein
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001


State Street Bank & Trust Co.      Emerging Markets/C       2,181    21.18%/.05%
Cust for the SEP IRA of
Terrance W. Dancey
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001


Fubs & Co. Febo                  Emerging Markets/C        2,157    20.95%/.05%
Thomas J. McGuire Jr. and
Mary I. McGuire
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. Febo                  Emerging Markets/C       1,196     11.61%/.03%
M. Albert Carmichael and
Ann K. Carmichael
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001


First Union National Bank*        Emerging Markets/Y    2,924,519  82.02%/71.41%
Trust Accounts
Attn: Ginny Batten

11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank*        Emerging Markets/Y     609,356   17.09%/14.88%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001







Merrill Lynch                    International/C       1,674      6.94%/.01%
Trade House Account-Aid              Equity
Private Client Group
Attn: Book Entry
4800 Deer Lake Dr. East 3rd Fl.
Jacksonville, FL 32246-6484


Fubs & Co. Febo                  International/C       1,458      6.04%/.01%
Carol King Landscape Maint Inc       Equity
Profit Sharing Plan
Gerald J. & Bruce G.Bachand
Co-TTees U/A/D 4-01-80
301 S. Tryon Street
Charlotte, NC 28288-0001


Fubs & Co. Febo                  International/C       1,942      8.05%/.01%
Don F. Wiles                         Equity
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001


Fubs & Co. Febo                  International/C       1,494      6.19%/.01
Estate of Eddie Biola Hammond        Equity
H D Hammond Executor
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

Emery Jahnke                      International/C      4,660      19.32%/.03
C/O First Union National Bank      Equity
301 S. Tryon Street

Charlotte, NC 28288-0001


First Union National Bank**        International/Y     7,470,399   55.00%/47.38%
Trust Accounts                       Equity
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank**        International/Y     5,935,634   43.70%/37.65%
Trust Accounts                         Equity
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001
Charles Schwab & Co. Inc.            Global/A         5,785        8.55%/.16%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds Dept
101 Montgomery St.
San Francisco, CA 94104-4122

Charles Schwab & Co. Inc.            Global/A         21,002        31.06%/.60%
Special Custody Account for the
Exclusive Benefit of Customers
Attn: Mutual Funds Dept
101 Montgomery St.
San Francisco, CA 94104-4122

NFSC Febo #X02-095028                Global/A          4,082         6.04%/.12%
John W. Propst - IV
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

Donaldson Lufkin Jenrette            Global/A           7,945        11.75%/.22%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch                       Global/B               813        5.08%/.03%
Trade House Account-Aid
Private Client Group
Attn: Book Entry
4800 Deer Lake Dr. East 3rd Fl.
Jacksonville FL 32246-6484


State Street Bank & Trust Co.        Global/B              1,606     10.05%/.05%
Cust for the IRA of

Patricia L. Corey
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                     Global/B              1,938      12.12%/.05%
Dr. Nsidibe Ikpe
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                     Global/B              801        5.01%/.02%
Robert M. Sherman MD PA
401K Profit Sharing Plan
DTD 1-1-94
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

NFSC FEBO # 0C8-628271              Global/B               801        5.01%/.02%
NFSC/FMTC IRA
FBO John Delee
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Donaldson Lufkin Jenrette           Global/B              1,612     10.08%/.05%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

NFSC FEBO # OKS-628913              Global/B              1,213       7.58%/.03%
NFSC/FMTC IRA Rollover
FBO Theodore C. Fleming
c/o First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288

Donaldson Lufkin Jenrette           Global/B                888      5.56%/.03%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-2052

Ameritrade Inc.                     Global/B               2,421     36.03%/.07%
PO Box 2226
Omaha NE 68103-2226

NFSC FEBO # 0C8-623873              Global/C                377      5.60%/.01%
Peter J. Healy
C/O First Union National Bank
301 S. Tryon St.

Charlotte, NC 28288-0001

Painewebber for the Benefit of        Global/C          2,793        41.57%/.08%
Painewebber CDN FBO
William R. Mack Jr.
301 S. Tryon St.
Charlotte, NC 28288-0001

Painewebber for the Benefit of        Global/C            399         5.93%/.01%
Painewebber CDN FBO
Robert P. Little
301 S. Tryon St.
Charlotte, NC 28288-0001

Painewebber for the Benefit of        Global/C            431         6.41%/.01%
Donald H. Fryslie TTEE for
The Donald H. Fryslie Trust
U/A DTD 11/24/95
301 S. Tryon St.
Charlotte, NC 28288-0001


Stephen A. Lieber***                Global/Y        1,164,329     33.70%/32.84%
C/O Lieber & Co.
2500 Westchester Avenue
Purchase, NY  10577

Charles Schwab & Co. Inc.           Global/Y          560,142     16.21%/15.80%
Special Custody Account For the
Exclusive Benefit of Customers
Reinvest Account
101 Montgomery Street
San Francisco, CA  94104-4122

Merrill Lynch                      Global Leaders/C      12,125    12.07%/.14%
Trade House Account-Aid
Private Client Group
Attn: Book Entry
4800 Deer Lake Dr. East 3rd Fl.
Jacksonville, FL 32246-6484


Fubs & Co. Febo                     Global Leaders/C       8,157    8.12%/.0%
Leland Johansen
301 S. Tryon Street
Charlotte, NC 28288-0001

Stephen A. Lieber                  Global Leaders/Y       100,498   5.21%/1.14%
C/O Lieber & Co.
2500 Westchester Ave.
Purchase, NY 10577

First Union National Bank/EB/INT Global Leaders/Y        978,567   50.72%/11.19%
Cash Account
Attn: Trust Operation Dept.
401 S. Tryon St. 3rd Fl. CMG 1151
Charlotte, NC 28202-1911

First Union National Bank/EB/INT Global Leaders/Y        186,868    9.69%/ 2.14%
Cash Account
Attn: Trust Operation Dept.
401 S. Tryon St. 3rd Fl. CMG 1151
Charlotte, NC 28202-1911


---------------------------------

Global Real Estate Equity Fund
As a result of this direct and beneficial ownership of 32.84% of the shares of Global Real Estate Equity Fund on January 31, 1997, Stephen A. Lieber may be deemed to "control" the Fund as that term is defined in the 1940 Act.

Emerging Markets Growth Fund
First Union National Bank of North Carolina and its affiliates act in various capacities for numerous accounts. As a result of its ownership on January 31, 1997, of 86.29% of the shares of Evergreen Emerging Markets Growth Fund, First Union may be deemed to "control" the Fund as that term is defined in the 1940 Act.

International Equity Fund
First Union National Bank of North Carolina and its affiliates act in various capacities for numerous accounts. As a result of its ownership on January 31, 1997, of 85.03% of the shares of Evergreen International Equity Fund, First Union may be deemed to "control" the Fund as that term is defined in the 1940 Act.






                                    INVESTMENT ADVISERS
               (See also "Management of the Funds" in each Fund's Prospectus)

         The investment adviser of Global and Global Leaders is Evergreen Asset Management Corp., a New York corporation, with offices at 2500 Westchester Avenue, Purchase, New York ("Evergreen Asset" or the "Adviser"). Evergreen Asset is owned by First Union National Bank of North Carolina ("FUNB" or the "Adviser") which, in turn, is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered in Charlotte, North Carolina. The investment adviser of Emerging Markets and International Equity is FUNB which provides investment advisory services through its Capital Management Group. Marvin & Palmer Associates, Inc. ("Marvin & Palmer") and Warburg, Pincus Counselors,

Inc. ("Warburg Pincus") are the sub-advisers for Emerging Markets and International Equity, respectively, under the terms of Sub- Advisory Agreements between FUNB and the respective sub-adviser. The Directors of Evergreen Asset are Richard K. Wagoner and Barbara I. Colvin. The executive officers of Evergreen Asset are Stephen A. Lieber, Chairman and Co-Chief Executive Officer, Nola Maddox Falcone, President and Co-Chief Executive Officer and Theodore J. Israel, Jr., Executive Vice President.

         On June 30, 1994, Evergreen Asset and Lieber & Company ("Lieber") were acquired by First Union through certain of its subsidiaries. Evergreen Asset was acquired by FUNB, a wholly-owned subsidiary (except for directors' qualifying shares) of First Union, by merger into EAMC Corporation ("EAMC") a wholly-owned an affiliate of FUNB. EAMC then assumed the name "Evergreen Asset Management Corp." and succeeded to the business of Evergreen Asset. Contemporaneously with the succession of EAMC to the business of Evergreen Asset and its assumption of the name "Evergreen Asset Management Corp.", Global entered into a new investment advisory agreement with EAMC. EAMC also entered into a new sub-advisory agreement with Lieber pursuant to which Lieber provides certain services to Evergreen Asset in connection with its duties as investment adviser. Global and Global Leaders have also entered into a distribution agreement with Evergreen Keystone Distributor, Inc.(formerly known as Evergreen Funds Distributor, Inc.) (the "Distributor") an affiliate of BISYS Fund Services.

         The partnership interests in Lieber, a New York general partnership, were acquired by Lieber I Corp. and Lieber II Corp., which are both wholly-owned subsidiaries of FUNB. The business of Lieber is being continued.

         Under its Investment Advisory Agreement with each Fund, each Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, each Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining their registration under the 1933 Act, and the 1940 Act, printing prospectuses (for existing shareholders)as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. Notwithstanding the foregoing, each Adviser will pay the costs of printing and distributing prospectuses used for prospective shareholders.

         The method of computing the investment advisory fee for each Fund is described in such Fund's Prospectus. The advisory fees paid by each of the Funds for the three most recent fiscal periods, or the period from inception, reflected in its registration statement are set forth below:

                           Year Ended
GLOBAL LEADERS             10/31/96

Advisory Fee               $199,941
Waiver                     (138,323)

                           --------
Net Advisory Fee           $ 61,618
                           ==========

                                   One Month
GLOBAL            Year Ended       Ended             Year Ended
                  10/31/96         10/31/95          9/30/95
Advisory Fee      $580,089         $55,450           $869,965
Waiver            ( 37,319)          __                __
                  ---------        --------          --------
Net Advisory Fee  $542,770         $55,450           $869,965
                  ==========       ==========        ==========

Expense
 Reimbursement    $ 27,960         $8,469            $ 39,432
                  ---------        ----------        ---------


                                                 Period From
                                                 September 6, 1994
                                 Ten Months     (Commencement of
EMERGING          Year Ended     Ended          operations) through
MARKETS           10/31/96       10/31/95       12/31/94
Advisory Fee      $342,379       $130,542       $35,047

Waiver            (326,122)      (130,542)      ($35,047)
                  ---------      ---------      ----------
Net Advisory Fee
                  $ 16,257       $       0       $      0
                  ========        ========        ========
Expense
Reimbursement    $79,746           $63,492         $15,890
                 -------           --------        ---------


                                                      Period from
                                                      September 2, 1994
                                   Ten Months        (Commencement of
                  Year Ended       Ended             operations) through
                  10/31/96         10/31/95          12/31/94
INTERNATIONAL
EQUITY
Advisory Fee      $891,137          $299,412          $60,885

Waiver           (479,316)          (212,295)         ($44,928)
                 --------           ---------         --------
Net Advisory Fee  $411,821          $86,917           $15,957
                  =========         =========         =========
Expense
Reimbursement     $ 4,283           $24,528           $16,438
                  ---------         ---------         ---------

         Global changed its fiscal year end from September 30 to October 31, during the periods covered by the foregoing table. Accordingly, the investment advisory fees reported in the foregoing table reflect for Global, the fiscal year ended September 30, 1995, the one month period ended October 31, 1995, and the fiscal year ended October 31, 1996.

         Emerging Markets and International Equity commenced operations on September 6, 1994 and September 2, 1994, respectively. Therefore, the first year's figures set forth in the table above reflect for Emerging Markets and International Equity investment advisory fees paid for the period from commencement of operations through December 31, 1994. Emerging Markets and International Equity then changed their fiscal year-end from December 31 to October 31 during the periods covered by the foregoing table. Accordingly, the investment advisory fees reported in the foregoing table reflect for Emerging Markets and International Equity, the period from January 1, 1995 through October 31, 1995 and the fiscal year ended October 31, 1996.

         Global Leaders commenced operations on November 1, 1995. Therefore, the figures set forth above reflect for Global Leaders the investment advisory fee paid for the fiscal year ended October 31, 1996.

         Marvin & Palmer Associates, Inc. earned sub-advisory fees from Emerging Markets for the period from September 6, 1994 (commencement of operations) to December 31, 1994, the period from January 1, 1995 through October 31, 1995, and the fiscal year ended October 31, 1996, of $23,133, $87,463, and $114,131, respectively. Boston International Advisers, Inc. earned sub-advisory fees from International Equity for the period from September 2, 1994 (commencement of operations) to December 31, 1994, the period from January 1, 1995 through October 31, 1995 and the period from November 1, 1995 through September 30, 1996, of $23,505, $116,844, and $247,367, respectively. Warburg, Pincus
Counselors, Inc., who was approved as the sub-adviser to the International Equity effective October 1, 1996, earned sub-advisory fees from International Equity for the period from October 1, 1996 through October 31, 1996 of $68,025. As a result of the appointment of Warburg and the consequent shift investment strategy, portfolio turnover for the most recent fiscal year was higher than might otherwise be anticipated.


Expense Limitations

          Each Adviser has in some instances voluntarily limited (and may in the future limit) expenses of certain of the Funds. For further information, refer to the expense information in the current Prospectus.


     The Investment Advisory Agreements and Sub-Advisory Agreements are terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of each Fund's outstanding shares, or by a vote of a majority of each Trust's Trustees or by the respective Adviser. The Investment Advisory Agreements will automatically terminate in the event of their assignment. Each Investment Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder. The Investment Advisory Agreement with respect to Global was approved by the Fund's shareholders on June 23, 1994, became effective on June 30, 1994, was last approved by the Trustees of the Evergreen Equity Trust on February 8, 1996, for a one year period beginning May 1, 1996, and it will continue in effect from year to year provided that its continuance is approved annually by a vote of a majority of the Trustees of the Evergreen Equity Trust including a majority of those Trustees who are not parties thereto or
"interested   persons"  (as  defined  in  the  1940  Act)  of  any  such  party,
("disinterested Trustees") cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of the Fund. The Investment Advisory Agreement with respect to Global Leaders was approved by the sole shareholder of Global Leaders on September 22, 1995. It became effective on September 29, 1995, and will continue in effect until September 29, 1997, and thereafter, from year to year provided that its continuance is approved annually by a vote of a majority of the Trustees of the Evergreen Equity Trust including a majority of the disinterested Trustees cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of the Fund. With respect to Emerging Markets and International Equity, the Investment Advisory Agreement dated February 28, 1985 and amended from time to time thereafter, and the Sub-Advisory Agreement dated July 28, 1994, between Emerging Markets and Marvin and Palmer were last approved by the Trustees of Evergreen Investment Trust on February 8, 1996, for a one year period commencing May 1, 1996. The Sub-Advisory Agreement dated October 1, 1996 between International Equity and Warburg, Pincus was approved by the Trustees of Evergreen Investment Trust on August 1, 1996, for a two year period commencing September 30, 1996. Each Agreement will continue from year to year with respect to each Fund provided that such continuance is approved annually by a vote of a majority of the Trustees of Evergreen Investment Trust including a majority of disinterested Trustees cast in person at a meeting duly called for the purpose of voting on such approval or by a vote of a majority of the outstanding voting securities of each Fund.


         Certain other clients of each Adviser may have investment objectives and policies similar to those of the Funds. Each Adviser (including the sub-advisers) may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Adviser and sub-adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser and sub-adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser or sub-Adviser (including one or more of the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         Although the investment objectives of the Funds are not the same, and their investment decisions are made independently of each other, they rely upon the same resources for investment advice and recommendations. Therefore, on occasion, when a particular security meets the different investment objectives of the various Funds, they may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to each Fund. If simultaneous transactions occur, each Adviser and sub-adviser attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund and consistent with their different investment objectives. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.

     Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and the other registered investment companies for which either Evergreen Asset, FUNB or Keystone Investment Management Company ("Keystone"), a wholly-owned subsidiary & FUNB, act as investment adviser, or between the Fund and any advisory clients of Evergreen Asset, FUNB, Keystone, Lieber, Marvin & Palmer or Warburg, Pincus. Each Fund may from time to time engage in such transactions but only in accordance with these procedures and if they are equitable to each participant and consistent with each participant's investment objectives.

         Prior to July 7, 1995, Federated Administrative Services, a subsidiary of Federated Investors, provided legal, accounting and other administrative personnel and support services to each of the portfolios of Evergreen Investment Trust. The Trust paid a fee for such services at the following annual rate: .15% on the first $250 million average daily net assets of the Trust; .125% on the next $250 million; .10% on the next $250 million and .075% on assets in excess of $250 million. For the period from September 6, 1994 (commencement of operations) to December 31, 1994, and from January 1, 1995 to July 7, 1995, Emerging Markets incurred $15,890 and $3,922, respectively in administrative service costs, all of which was voluntarily waived. From September 2, 1994 (commencement of operations) to December 31, 1994 and from January 1, 1995 to July 7, 1995, International Equity incurred $16,438 and $16,062, respectively in administrative service costs, all of which was voluntarily waived.

     Effective March 11, 1997, Evergreen Investment Services ("EKIS") will succeed Evergreen Asset in providing administrative services to each of the Funds, for a fee based on the average daily net assets of each fund administered by EKIS for which Evergreen Asset, Keystone or FUNB also serve as investment adviser, calculated daily and payable monthly at the following annual rates:
 .050% on the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and
 .010% on assets in excess of $30 billion. For the administrative services provided by Evergreen Asset from July 8, 1995 through October 31, 1995, Emerging Markets and International Equity incurred $1,980 and $8,466, respectively in administration service costs, all of which was voluntarily waived; and for the fiscal year ended October 31, 1996, Emerging Markets, International Equity and
Global  Leaders  incurred  $11,191,   $55,875  and  $8,409,   respectively,   in
administrative service costs.

billion; and .0040% on assets in excess of $25 billion. The total assets of mutual funds administered by Evergreen Asset for which Evergreen Asset, Keystone or FUNB serve as investment adviser as of November 29, 1996 were approximately $28.8 billion. For the fiscal year ended February 28, 1997, Emerging Markets, International Equity and Global Leaders paid Evergreen Asset $6,786, $51,592, and $9,998, respectively in administration service fees.



                              DISTRIBUTION PLANS

         Reference is made to "Management of the Funds - Distribution Plans and Agreements" in the Prospectus of each Fund offering Class A, Class B and Class C shares for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares, are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of their Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plan and the purposes for which such expenditures were made to the Trustees of each Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the disinterested Trustees are committed to the discretion of such disinterested Trustees then in office.

         Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Securities and Exchange Commission (the "SEC") make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            Global commenced offering Class A, Class B and Class C shares on January 3, 1995. The Plan with respect to the Fund became effective on December 30, 1994 and was initially approved by the sole shareholder of each Class of shares of the Fund with respect to which a Plan was adopted on that date and by the unanimous voting vote of the Trustees of the Trust, including the disinterested Trustees voting separately, at a meeting called for that purpose and held on December 13, 1994. The Distribution Agreement between the Fund and the Distributor, pursuant to which distribution fees are paid under the Plan by the Fund with respect to its Class A,

Class B and Class C shares was also approved at the December 13, 1994 meeting by the unanimous vote of the Trustees, including the disinterested Trustees voting separately.

         Global Leaders commenced offering Class A, Class B and Class C shares on May 17, 1996. The Plan with respect to the Fund became effective on February 8, 1996 and was initially approved by the sole shareholder of each Class of shares of the Fund with respect to which a Plan was adopted on that date and by the unanimous vote of the Trustees of the Trust, including the disinterested Trustees voting separately, at a meeting called for that purpose and held on February 8, 1996. The Distribution Agreement between the Fund and the Distributor, pursuant to which distribution fees are paid under the Plan by the Fund with respect to its Class A, Class B and Class C shares was also approved at the February 8, 1996 meeting by the unanimous vote of the Trustees, including the disinterested Trustees voting separately.

            Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that Class, and, in either case, by a majority of the disinterested Trustees of the Trust.

         Prior to July 8, 1995, Federated Securities Corp., a subsidiary of Federated Investors, served as the distributor for Emerging Markets and International Equity as well as other portfolios of Evergreen Investment Trust. The Distribution Agreements between each Fund and the Distributor pursuant to which distribution fees are paid under the Plans by each Fund with respect to its Class A, Class B and Class C shares were approved on June 15, 1995 by the unanimous vote of the Trustees including the disinterested Trustees voting separately.

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Funds and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Funds and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

         In addition to the Plans, Emerging Markets and International Equity have each adopted a Shareholder Services Plan whereby shareholder servicing agents may receive fees from the Fund for providing services which include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemptions of Class B and Class C shares of the Fund.

         In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of a Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. With respect to Emerging Markets and International Equity, amendments to the Shareholder Services Plan require a majority vote of the disinterested Trustees but do not require a shareholders vote. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the disinterested Trustees or (b) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.


         Emerging Markets incurred distributions fees on behalf of Class A, Class B, and Class C shares, respectively, of $505, $2,294, and $163, respectively, from September 6, 1994 (commencement of operations) through December 31, 1994; $2,083, $10,858, and $240, respectively, for the period January 1, 1995 through October 31, 1995 and $3,883, $19,319, and $493 respectively, for the fiscal year ended October 31, 1996.

         International Equity incurred distribution fees on behalf on Class A, Class B, and Class C shares, respectively, of $1,270, $8,718, and $281, respectively, from September 2, 1994 (commencement of operations) through December 31, 1994; $6,269, $40,874, and $1,422, respectively, for the period January 1, 1995 through October 31, 1995; and $14,674, $86,432, and $1,589, respectively, for the fiscal year ended October 31, 1996.

         Global incurred distribution fees on behalf of Class A, Class B, and Class C shares, of $165, $123, and $37, respectively, for the period February 10, 1995,

February 8, 1995, and February 9, 1995, respectively, (commencement of class operations) through September 30, 1995; $16, $73, and $4, respectively, for the period October 1, 1995 through October 31, 1995 and $2,800, $765 and $78, respectively for the fiscal year ended October 31, 1996.

         Global Leaders incurred distribution fees on behalf of Class A, Class B and Class C shares of $7,416, $64,024 and $837, respectively, for the period May 17, 1996 (commencement of class operations) through October 31, 1996.

Shareholder Services Plans - Emerging Markets and International Equity.

         Emerging Markets incurred shareholder services fees on behalf of Class B and Class C shares, of $975 and $54, respectively, from September 6, 1994
(commencement of operations) through December 31, 1994; $3,620 and $80, respectively, for the period January 1, 1995 through October 31, 1995, and $6,440 and $165, respectively, for the fiscal year ended October 31, 1996.

         International Equity incurred shareholder services fees on behalf of Classes B, and Class C shares, of $2,906 and $93, respectively, from September 2, 1994 (commencement of operations) through December 31, 1994; $13, 624 and $474, respectively, for the period January 1, 1995 through October 31, 1995 and $28,811 and $530, respectively, for the fiscal year ended October 31, 1996.

         Global incurred shareholder services fees pursuant to its Rule 12b-1 Plan, on behalf of Class B, and Class C shares, of $41, and $12, respectively, for the period February 10, 1995, February 8, 1995 and February 9, 1995, respectively, (commencement of class operations) through September 30, 1995; $24 and $2, respectively, for the period October 1, 1995 through October 31, 1995; and $255, and $26, respectively, for the fiscal year ended October 31, 1996.

         Global Leaders incurred shareholder service fees pursuant to its Rule 12b-1 Plan on behalf of Class B and Class C shares of $21,341 and $279, respectively, for the period from May 17, 1996 (commencement of class operations) through October 31, 1996.




                              ALLOCATION OF BROKERAGE

         Decisions regarding each Fund's portfolio are made by its Adviser or, in the case of Emerging Markets and International Equity, the sub-advisers, subject to the supervision and control of the Trustees. Orders for the purchase and sale of securities and other investments are placed by employees of the Adviser or sub-advisers, all of whom, in the case of Evergreen Asset, are associated with Lieber. In general, the same individuals perform the same functions for the other funds managed by the Adviser or sub-advisers. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Adviser or sub-advisers unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.

         A substantial portion of the transactions in equity securities for each Fund will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

         It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

         In selecting firms to effect securities transactions, the primary consideration of each Adviser or sub-adviser shall be prompt execution at the most favorable price. An Adviser or sub-adviser will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Adviser or sub-adviser will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Adviser. The extent of receipt of these services would tend to reduce the expenses for which the Adviser, the sub-adviser or its affiliates might otherwise have paid.

         Under Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules adopted thereunder by the Securities and Exchange Commission, Lieber may be compensated for effecting transactions in portfolio securities for a Fund on a national securities exchange provided the conditions of the rules are met. Each Fund advised by Evergreen Asset has entered into an agreement with Lieber authorizing Lieber to retain compensation for brokerage services. In accordance with such agreement, it is contemplated that Lieber, a member of the New York and American Stock Exchanges, will, to the extent practicable, provide brokerage services to such Funds with respect to substantially all securities transactions effected on the New York and American Stock Exchanges. In such transactions, the Adviser will seek the best execution at the most favorable price while paying a commission rate no higher than that offered to other clients of Lieber or that which can be reasonably expected to be offered by an unaffiliated broker-dealer having comparable execution capability in a similar transaction. However, no Fund will engage in transactions in which Lieber would be a principal. While no Fund advised by Evergreen Asset contemplates any ongoing arrangements with other brokerage firms, brokerage business may be given from time to time to other firms. In addition, the Trustees have adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage
transactions  with  Lieber,  as  an  affiliated  broker-dealer,   are  fair  and
reasonable.

         Any profits from brokerage commissions accruing to Lieber as a result of portfolio transactions for Global and Global Leaders will accrue to FUNB and to its ultimate parent, First Union. The Investment Advisory Agreements do not provide for a reduction of the Adviser's fee with respect to any Fund by the amount of any profits earned by Lieber from brokerage commissions generated by portfolio transactions of the Fund.

         The following chart shows: (1) the brokerage commissions paid by Global during its last three fiscal years and for Global Leaders for the period from November 1, 1995 (commencement of investment operations) through October 31, 1996; (2) the amount and percentage thereof paid to Lieber; and (3) the percentage of the total dollar amount of all portfolio transactions with respect to which commissions have been paid which were effected by Lieber:

                     Twelve Months   One Month   Twelve Months   Nine Months
GLOBAL               Ended 10/31/96  Ended       Ended           Ended
                                     10/31/95    9/30/95         9/30/94
Total Brokerage      $221,762       $8,314      $532,714          $917,989
Commissions
Dollar Amount and %  $ 40,808        $2,374      $106,123          $174,137
paid to Lieber             18%          29%          20%                19%
% of Transactions
Effected by Lieber         25%          36%          31%                33%

                                    Twelve Months
                                      Ended

GLOBAL LEADERS                      10/31/96

Total Brokerage                     $203,040
Commissions
Dollar Amount and %                 $ 54,074
paid to Lieber                           27%
% of Transactions
Effected by Lieber                        45%

           Global changed its fiscal year end from December 31 to September 30, and then from September 30 to October 31, during the periods covered by the forgoing table. Accordingly, the commissions reported in the foregoing table reflect for Global, the period from January 1, 1994 through September 30, 1994, the fiscal year ended September 30, 1995, the one month period ended October 31, 1995 and the fiscal year ended October 31, 1996.


         Emerging Markets and International Equity did not pay any commissions to Lieber. Emerging Markets paid commissions on brokerage commissions for the period from September 6, 1994 (commencement of operations) through December 31, 1994, the period from January 1, 1995 through October 31, 1995, and the fiscal year ended October 31, 1996 of $41,532, $60,543, and $242,847, respectively. International Equity paid commissions on brokerage commissions for the period from September 2, 1994 (commencement of operations) through December 31, 1994,the period from January 1, 1995 through October 1, 1995 and the fiscal year ended October 31, 1996 of $16,438, $71,508, and $560,019, respectively.


       ADDITIONAL TAX INFORMATION  (See also "Taxes" in the Prospectus)


     Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; (b) derive less than 30% of its gross income from the sale or other disposition of securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the RIC's principal business of investing in securities (or options and futures with respect thereto) held for less than three months; and (c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

         Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund's gross investment income. It is anticipated that this portion of the dividends paid by a Fund (other than distributions of securities profits) will qualify for the 70% dividends-received deduction for corporations. Shareholders will be informed of the amounts of dividends which so qualify.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

         Distributions of investment company taxable income and any net short-term capital gains will be taxable as ordinary income as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

         Distributions by each Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

     Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions. The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

Special Tax Considerations

     Each Fund maintains accounts and calculates income in U.S. dollars. In general, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date the debt security is acquired and the date of disposition, gains and losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities, and gains and losses from the disposition of foreign currencies and foreign currency forward contracts will be treated as ordinary income or loss. These gains or losses increase or decrease, respectively, the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

         Each Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to special provisions of the Code that, among other things, may affect the character of gains and losses of the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes. Each Fund will monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules. The Funds anticipate that their hedging activities will not adversely affect their regulated investment company status.

         Income received by a Fund from sources within various foreign countries may be subject to foreign income tax. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to treat a proportionate share of dividends paid by the Fund which represent foreign source income received by the Fund plus the foreign taxes paid by the Fund as foreign source income; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against Federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

         Each Fund intends to meet for each taxable year the requirements of the Code to "pass through" to its shareholders foreign income taxes paid if it is determined by its Adviser to be beneficial to do so. There can be no assurance that the Fund will be able to pass through foreign income taxes paid. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

         Each Fund may invest in certain entities that may qualify as "passive foreign investment companies". Generally, the income of such companies may become taxable to the Fund prior to the receipt of distributions, or, alternatively, income taxes and interest charges may be imposed on the Fund on "excess distributions" received by the Fund or on gain from the disposition of such investments by the Fund. In addition, gains from the sale of such investments held for less than three months will count toward the 30% of gross income test described above. Each Fund will take steps to minimize income taxes and interest charges arising form such investments, and will monitor such investments to insure that the Fund complies with the 30% of gross income test. Proposed tax regulations, if they become effective, will allow the Funds to mark to market and recognize gains on such investments at each Fund's taxable year end. The Funds would not be subject to income tax on these gains if they are distributed subject to these proposed rules.





                                      NET ASSET VALUE

         The following information supplements that set forth in each Fund's Prospectus under the subheading "How to Buy Shares - How the Funds Value Their Shares" in the Section entitled "Purchase and Redemption of Shares".

         The public offering price of shares of a Fund is its net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as more fully described in the Prospectus. See "Purchase of Shares - Class A Shares - Front-End Sales Charge Alternative ". On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Declaration of Trust and By-Laws governing each Fund as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked price and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees.

         The respective per share net asset values of the Class A, Class B, Class C and Class Y shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares (and, in turn, that of Class A shares may be lower than Class Y shares) as a result of the greater daily expense accruals, relative to Class A and Class Y shares, of Class B and Class C shares relating to distribution services fees (and, with respect to Emerging Market and International Equity shareholder service fee) and, to the extent applicable, transfer agency fees and the fact that Class Y shares bear no additional distribution, shareholder service or transfer agency related fees. While it is expected that, in the event each Class of shares of a Fund realizes net investment income or does not realize a net operating loss for a period, the per share net asset values of the four classes will tend to converge immediately after the payment of dividends, which dividends will differ by approximately the amount of the expense accrual differential among the Classes, there is no assurance that this will be the case. In the event one or more Classes of a Fund experiences a net operating loss for any fiscal period, the net asset value per share of such Class or Classes will remain lower than that of Classes that incurred lower expenses for the period.

         To the extent that any Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund.

The Trustees will monitor, on an ongoing basis, a Fund's method of valuation. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in a Fund's calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date.



                                      PURCHASE OF SHARES

         The following information supplements that set forth in each Fund's Prospectus under the heading "Purchase and Redemption of Shares - How To Buy Shares."

General

         Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "front-end sales charge alternative"), with a contingent deferred sales charge (the deferred sales charge alternative"), or without any front-end sales charge, but with a contingent deferred sales charge imposed only during the first year after purchase (the "level-load alternative"), as described below. Class Y shares which, as described below, are not offered to the general public, are offered without any front-end or contingent sales charges. Shares of each Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Distributor ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Distributor ("selected agents"), or (iii) the Distributor. The minimum for initial investments is $1,000; there is no minimum for subsequent investments. The subscriber may use the Share Purchase Application available from the Distributor for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

         Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined (plus for Class A shares, the applicable sales charges), as described below. Orders received by the Distributor prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus for Class A shares the sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Distributor prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

Alternative Purchase Arrangements

         Each Fund issues four classes of shares: (i) Class A shares, which are sold to investors choosing the front-end sales charge alternative; (ii) Class B shares, which are sold to investors choosing the deferred sales charge alternative; (iii) Class C shares, which are sold to investors choosing the level-load sales charge alternative; and (iv) Class Y shares, which are offered only to (a) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (b) certain investment advisory clients of the Advisers and their affiliates, and (c) institutional investors. The four classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (I) Class A, Class B and Class C shares are subject to a Rule 12b-1 distribution fee, (II) Class B and Class C shares of Emerging Markets and International Equity are subject to a shareholder service fee, (III) Class A shares bear the expense of the front-end sales charge and Class B and Class C shares bear the expense of the deferred sales charge, (IV) Class B shares and Class C shares each bear the expense of a higher Rule 12b-1 distribution services fee and shareholder service fee than Class A shares and, in the case of Class B shares, higher transfer agency costs, (V) with the exception of Class Y shares, each Class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services (and, to the extent applicable, shareholder service) fee is paid which relates to a specific Class and other matters for which separate Class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A, Class B and Class C shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B and Class C shareholders will vote separately by Class, and (VI) only the Class B shares are subject to a conversion feature. Each Class has different exchange privileges and certain different shareholder service options available.

         The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services (and, to the extent applicable, shareholder service) fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services (and, to the extent applicable, shareholder service) fee on Class C shares, would be less than the front-end sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class B and Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at the lowest applicable sales charge. For this reason, the Distributor will reject any order (except orders for Class B shares from certain retirement plans) for more than $2,500,000 for Class B shares.

         Class A shares are subject to a lower distribution services fee and no shareholder service fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because front-end sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced front-end sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution (and, to the extent applicable, shareholder service) charges on Class B shares or Class C shares may exceed the front-end sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such front-end sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution services (and, to the extent applicable, shareholder service) fees and, in the case of Class B shares, being subject to a contingent deferred sales charge for a six-year period. For example, based on current fees and expenses, an investor subject to the 4.75% front-end sales charge imposed by Evergreen Equity and Long-Term Bond Funds (i.e. Emerging Markets, International Equity, Global and Global Leaders) would have to hold his or her investment approximately seven years for the Class B and Class C distribution services (and, to the extent applicable, shareholders service) fees, to exceed the front-end sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class C distribution services (and, to the extent applicable, shareholder service) fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the six year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         With respect to each Fund, the Trustees have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Class Y shares. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Front-end Sales Charge Alternative--Class A Shares

         The public offering price of Class A shares for purchasers choosing the front-end sales charge alternative is the net asset value plus a sales charge as set forth in the Prospectus for each Fund.

         Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A shares sold to investors. The Distributor's commission is the sales charge set forth in the Prospectus for each Fund, less any applicable discount or commission "reallowed" to selected dealers and agents. The Distributor will reallow discounts to selected dealers and agents in the amounts indicated in the table in the Prospectus. In this regard, the Distributor may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor.

         Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of a Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of each Fund at the end of each Fund's latest fiscal year.

                Net     Per Share              Offering
                Asset   Sales                  Price
                Value   Charge      Date       Per Share

Emerging
Markets         $8.46   $.42        10/31/96   $8.88

International   $10.43   $.52       10/31/96   $10.95
Equity

Global          $12.28  $.61        10/31/96   $12.89

Global
Leaders        $11.91    $.59       10/31/96   $12.50

         Prior to January 3, 1995, shares of Global were offered exclusively on a no-load basis and, accordingly, no underwriting commissions were paid in respect of sales of shares of the Fund or retained by the Distributor. In addition, since Class B and Class C shares were not offered prior to January 3, 1995, contingent deferred sales charges have been paid to the Distributor with respect to Class B or Class C shares only since January 3, 1995.

            Prior to May 17, 1996, shares of Global Leaders were offered exclusively on a no-load basis and, accordingly, no underwriting commissions have been paid in respect of sale of shares of the Fund or retained by the Distributor.

            The commissions on behalf of Emerging Markets and International Equity were paid to and retained by Federated Securities Corp, through July 7, 1995, which until such date was the principal underwriter of the portfolios of Evergreen Investment Trust. For the period from July 8, 1995 through October 31, 1995, and the fiscal year ended October 31, 1996, commissions were paid to and amounts were retained by Evergreen Keystone Distributor, Inc. (formerly known as Evergreen Funds Distributor, Inc.) who effective July 7, 1995, became the principal underwriter of the portfolios of Evergreen Investment Trust:


                         Fiscal Year     Period From        Period From
                          Ended           July 7, 1995       January 1,
                          October 31,      to October 31,   1995 to July
                          1996             1995               6, 1995

Emerging Markets:
  Commissions Received     $12,924         $4,835               $3,194
  Commissions Retained       1,307            561                  388



                          Fiscal Year       Period From       Period From
                          Ended             July 7, 1995      January 1,
                          October 31,       To October 31,    1995 to July
                          1996              1995              6, 1995

International Equity:
  Commissions Received    $40,927           $24,198             $12,195
  Commissions Retained      6,190           2,958                 1,470


         With respect to Global, the following commissions were paid to and amounts were retained by Evergreen Keystone Distributor, Inc. for the period from February 10, 1995, February 8, 1995 and February 9, 1995 (the commencement of operations of Class A, Class B and Class C shares, respectively) through October 31, 1995, and the fiscal year ended October 31, 1996:

                          Fiscal Year        Period from         Period from
                          Ended              February 10, 1995   October 1, 1995
                          October 31, 1996   to September 30,    to October 31,
                                             1995                1995

Global
  Commissions Received   $5,823                 $47               $514
  Commissions Retained      664                   6                 59



                                    Period from
                                    June 3, 1996 to
                                    October 31, 1996

Global Leaders
  Commissions Received              $221,285
  Commissions Retained                23,449

         Investors  choosing the front-end  sales charge  alternative  may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions by combining purchases of shares of one or more of the Evergreen Keystone mutual funds other than money market funds into a single
"purchase", if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or
(iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any Evergreen Keystone mutual fund. Currently, the Evergreen Keystone mutual funds include:


   Evergreen Trust:
        Evergreen Fund
        Evergreen Aggressive Growth Fund

   Evergreen Equity Trust:
        Evergreen Global Real Estate Equity Fund
        Evergreen U.S. Real Estate Equity Fund
        Evergreen Global Leaders Fund
   The Evergreen Limited Market Fund, Inc.
   Evergreen Growth and Income Fund
   Evergreen Income and Growth Fund (formerly Evergreen Total Return Fund) The Evergreen American Retirement Trust:
        Evergreen American Retirement Fund
        Evergreen Small Cap Equity Income Fund
   Evergreen Foundation Trust:
        Evergreen Foundation Fund
        Evergreen Tax Strategic Foundation Fund
   The Evergreen Municipal Trust:
        Evergreen Short-Intermediate Municipal Fund
        Evergreen Short-Intermediate Municipal Fund-CA
        Evergreen Florida High Income Municipal Bond Fund
        Evergreen Tax Exempt Money Market Fund
        Evergreen Institutional Tax Exempt Money Market Fund
   Evergreen Money Market Trust:
        Evergreen Money Market Fund
        Evergreen Institutional Money Market Fund
        Evergreen Institutional Treasury Money Market Fund
   Evergreen Investment Trust:
        Evergreen Emerging Markets Growth Fund
        Evergreen International  Equity Fund
        Evergreen  Balanced Fund Evergreen Value Fund
        Evergreen Utility Fund
        Evergreen  Short-Intermediate Bond Fund
        Evergreen U.S.  Government  Fund
        Evergreen  Florida  Municipal Bond Fund
        Evergreen Georgia Municipal Bond Fund
        Evergreen North Carolina Municipal Bond Fund
        Evergreen  South  Carolina   Municipal  Bond  Fund
        Evergreen   Virginia Municipal  Bond  Fund
        Evergreen  High  Grade  Tax Free  Fund
        Evergreen Treasury Money Market Fund
   The Evergreen Lexicon Fund:
        Evergreen Intermediate-Term Government Securities Fund
        Evergreen Intermediate-Term Bond Fund
   Evergreen Tax Free Trust:
        Evergreen Pennsylvania Tax Free Money Market Fund
        Evergreen New Jersey Tax-Free Income Fund
   Evergreen Variable Trust:
        Evergreen VA Fund
        Evergreen VA Growth and Income Fund
        Evergreen VA Foundation Fund
           Evergreen VA Global Leaders Fund
           Evergreen VA Strategic Income Fund
           Evergreen VA Aggressive Growth Fund

Keystone  America  Hartwell  Emerging  Growth  Fund
Keystone  Balanced  Fund II
Keystone  Capital  Preservation  and Income Fund
Keystone  Emerging Markets Fund
Keystone  Fund for Total Return
Keystone Fund of the Americas
Keystone  Global Opportunities  Fund
Keystone  Global  Resources and  Development  Fund
Keystone Government  Securities Fund
Keystone Intermediate Term Bond Fund
Keystone Liquid Trust
Keystone  Omega Fund
Keystone Small Company Growth Fund II
Keystone State Tax Free Fund:
         Florida Tax Free Fund
         Massachusetts Tax Free Fund
         Pennsylvania Tax Free Fund
         New York Insured Tax Free Fund
Keystone State Tax Free Fund- Series II:
         California Insured Tax Free Fund
         Missouri Tax Free Fund
Keystone Strategic Income Fund
Keystone Tax Free Income Fund
Keystone World Bond Fund
Keystone  Quality  Bond Fund (B-1)
Keystone  Diversified  Bond Fund (B-2)
Keystone  High  Income Bond Fund (B-4)
Keystone  Balanced  Fund (K-1)
Keystone Strategic  Growth  Fund (K-2)
Keystone  Growth and Income  Fund (S-1)
Keystone Mid-Cap Growth Fund (S-3)
Keystone Small Company Growth Fund (S-4)
Keystone Institutional Adjustable Rate Fund
Keystone Institutional Trust
Keystone International Fund Inc.
Keystone Precious Metals Holdings, Inc.
Keystone Tax Free Fund


         Prospectuses for the Evergreen Keystone mutual funds may be obtained without charge by contacting the Distributor or the Advisers at the address or telephone number shown on the front cover of this Statement of Additional Information.

     Cumulative  Quantity  Discount  (Right  of  Accumulation).   An  investor's
purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

                  (i)  the investor's current purchase;

                  (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of the Fund held by the investor and (b) all such shares of any other Evergreen Keystone mutual fund held by the investor;
                           and

                  (iii) the net asset value of all shares described in paragraph
                  (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).


         For example, if an investor owned Class A, Class B or Class C shares of an Evergreen Keystone mutual fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the sales charge for the $100,000 purchase, in the case of any Evergreen Equity or Long-Term Bond Fund (i.e., Emerging Markets, International Equity, Global and Global Leaders) would be at the 2.50% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.75% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of the Fund or any other Evergreen Keystone mutual fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of Class A, Class B, or Class C shares of the Fund or any other Evergreen mutual fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Evergreen Keystone mutual funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Evergreen Keystone mutual fund, to qualify for the 3.75% sales charge applicable to purchases in any Evergreen Equity or Long-Term Bond Fund (i.e., Emerging Markets, International Equity, Global and Global Leaders) on the total amount being invested (the sales charge applicable to an investment of $100,000).

     The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of a Fund should complete the appropriate portion of the Share Purchase Application. Current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting a Fund at the address or telephone number shown on the cover of this Statement of Additional Information.

         Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Evergreen Keystone mutual funds available to their participants. Investments made by such employee benefit plans may be exempt from any applicable front-end sales charges if they meet the criteria set forth in the Prospectus under "Class A Shares-Front End Sales Charge Alternative". The Advisers may provide compensation to organizations providing administrative and record keeping services to plans which make shares of the Evergreen Keystone mutual funds available to their participants.

         Reinstatement Privilege. A Class A shareholder who has caused any or all of his or her shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional

Information.

         Sales at Net Asset Value. In addition to the categories of investors set forth in the Prospectus, each Fund may sell its Class A shares at net asset value, i.e., without any sales charge, to: (i) certain investment advisory clients of the Advisers or their affiliates; (ii) officers and present or former Trustees of the Trusts; present or former trustees of other investment companies managed by the Advisers; or their affiliate 0.9 Keystone, officers, directors and present or retired, full-time employees of the Advisers, the Distributor, and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Advisers, the Distributor and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Distributor, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services. These provisions are intended to provide additional job-related incentives to persons who serve the Funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor.


Deferred Sales Charge Alternative--Class B Shares

     Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

         Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee (and, with respect to Emerging Markets and International Equity, the shareholder service fee) enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee (and, with respect to Emerging Markets and International Equity, the shareholder service fee) incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

         In determining the contingent deferred sales charge applicable to a redemption it will be assumed that the redemption is first of any Class A shares or Class C shares in the shareholder's Fund account, second of Class B shares held for over six years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares held longest during the six-year period.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares, 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, of the $600 of the shares redeemed $400 of the redemption proceeds (40 shares x $10 original purchase price) will be charged at a rate of 4.0% (the applicable rate in the second year after purchase for a contingent deferred sales charge of $16).

         The contingent deferred sales charge is waived on redemptions of shares
(i) following the death or disability, as defined in the Code, of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2.

         Conversion Feature. At the end of the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee (and, with respect to Emerging Markets and International Equity, the shareholder service fee) imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee (and, with respect to Emerging Markets and International Equity, shareholder service fee) and transfer agency costs with respect to Class B shares does not result in the dividends or distributions payable with respect to other Classes of a Fund's shares being deemed "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee (and, with respect to Emerging Markets and International Equity, shareholder services fee)for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Level-Load Alternative--Class C Shares

         Investors choosing the level load sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a front-end sales charge. However, you will pay a 1.0% contingent deferred sales charge if you redeem shares during the first year after purchase. No charge is imposed in connection with redemptions made more than one year from the date of purchase. Class C shares are sold without a front-end sales charge so that the Fund will receive the full amount of the investor's purchase payment and after the first year without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee (and, with respect to Emerging Markets and International Equity, shareholder service fee) enables the Fund to sell Class C shares without either a front-end or contingent deferred sales charge. However, unlike Class B shares, Class C shares do not convert to any other class shares of the Fund. Class C shares incur higher distribution services fees (and, with respect to Emerging Markets and International Equity, shareholder service fees) than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Class Y Shares

         Class Y shares are not offered to the general public and are available only to (i) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (ii) certain investment advisory clients of the Advisers and their affiliates, and (iii) institutional investors. Class Y shares do not bear any Rule 12b-1 distribution expenses and are not subject to any front-end or contingent deferred sales charges.



                            GENERAL INFORMATION ABOUT THE FUNDS

(See also "Other Information - General Information" in each Fund's Prospectus)

Capitalization and Organization

     The Evergreen Emerging Markets Growth Fund and Evergreen International Equity Fund, which prior to July 7, 1995 were known as the First Union Emerging Markets Growth Portfolio and First Union International Equity Portfolio, are each separate series of Evergreen Investment Trust, a Massachusetts business trust. On July 7, 1995, First Union Funds changed its name to Evergreen Investment Trust. Evergreen Global Real Estate Equity Fund and Evergreen Global Leaders Fund are each separate series of Evergreen Equity Trust, a Massachusetts business trust. The above-named Trusts are individually referred to in this Statement of Additional Information as the "Trust" and collectively as the "Trusts". Each Trust is governed by a board of trustees. Unless otherwise stated, references to the "Board of Trustees" or "Trustees" in this Statement of Additional Information refer to the Trustees of all the Trusts.

        Emerging Markets, International Equity, Global and Global Leaders may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. All shares of these Funds have equal rights and privileges. Each share is entitled to one vote, to participate equally in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of these Funds are fully paid, nonassessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

         Under each Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust of each Trust or the 1940 Act.

         Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect

100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

         The Trustees of each Trust are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of a Trust with different investment objectives, policies or restrictions, additional series of shares may be created by one or more of the Trusts. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of a Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

         In addition any Fund may, in the future, create additional classes of shares which represent an interest in the same investment portfolio. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

         Procedures for calling a shareholders meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Trust may not be modified except by the vote of a majority of the outstanding shares of such series.

         An order has been received from the SEC permitting the issuance and sale of multiple classes of shares representing interests in each Fund. In the event a Fund were to issue additional classes of shares other than those described herein, no further relief from the SEC would be required.


Distributor

         Evergreen Keystone Distributor, Inc. (formerly known as Evergreen Funds Distributor, Inc.)(the "Distributor"), 120 Clove Road, Little Falls, New Jersey 07424, serves as each Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of any Fund. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between the Fund and the Distributor, the Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the 1933 Act.

Counsel

         Sullivan & Worcester LLP, Washington, D.C., serves as counsel to the Funds.

Independent Auditors

         Price Waterhouse LLP has been selected to be the independent auditors of the Funds.






                          PERFORMANCE INFORMATION

Total Return

         From time to time a Fund may advertise its "total return". Computed separately for each class, the Fund's "total return" is its average annual compounded total return for recent one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. The Fund will include performance data for Class A, Class B, Class C and Class Y shares in any advertisement or information including performance data of the Fund.

         The shares of Global outstanding prior to January 3, 1995, have been reclassified as Class Y shares. Set forth in the table below is the average annual compounded total return for each Class of shares offered by Global, Global Leaders, Emerging Markets and International Equity for the most recently completed one and five year fiscal periods and/or the period from inception through October 31, 1996.


                                             From
Global          1 Year     5 Years         2/1/89
                 Ended       Ended     (inception)
              10/31/96    10/31/96    to 10/31/96
Class A        6.0%          8.34%          4.04%
Class B        5.3%          8.09%          3.89%
Class C        5.3%          8.09%          3.89%
Class Y        6.2%          8.39%          4.08%


Emerging        One Year     From 9/6/94

Markets         Ended         (inception)
                10/31/96      to 10/31/96

Class A         2.6%          (9.3%)
Class B         1.9%          (9.2%)
Class C         5.9%          (7.9%)
Class Y         7.9%          (7.0%)



International   One Year     From 9/6/94
Equity          Ended        (inception)
                10/31/96     to 10/31/96

Class A         4.7%         0.2%
Class B         4.1%         0.5%
Class C         8.3%         1.9%
Class Y        10.3%         2.7%


Global Leaders    From 11/1/95
                  (Inception)to
                  10/31/96

Class A           5.5%
Class B           5.1%
Class C           5.0%
Class Y           19.6%

         The performance numbers for Global and Global Leaders for the Class A, Class B and Class C shares are hypothetical numbers based on the performance for Class Y shares as adjusted for any applicable front-end sales charge or contingent deferred sales charge.

         A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in a Fund's portfolio and its expenses. Total return information is useful in reviewing a Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

YIELD CALCULATIONS

         From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing the Fund's interest income (as defined in the SEC yield formula) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing

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



the result (assuming compounding of income) in order to arrive at an annual percentage rate.

The formula for calculating yield is as follows:

                           YIELD = 2[(a-b+1)6-1]
                                      cd

Where    a = Interest earned during the period
         b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum  offering price per share on the last day of the period

          Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rate of distributions a Fund paid over the same period, or the net investment income reported in a Fund's financial statements.

         Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds'
investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

         The yield of Global, Global Leaders, Emerging Markets and International Equity for the thirty-day period ended October 31, 1996 for each Class of shares offered by the Funds, is set forth in the table below:


Global
  Class A     .24%
  Class B    (.46%)
  Class C    (.50%)

  Class Y     .49%

Emerging Markets
  Class A         ( .48%)
  Class B         (1.28%)
  Class C         (1.29%)
  Class Y         ( .25%)



International Equity Class A 1.95% Class B 1.31% Class C 1.30% Class Y 2.29%

Global Leaders
  Class A          .36%
  Class B         (.34%)
  Class C         (.34%)
  Class Y          .62%


Non-Standardized Performance

         In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

GENERAL

         From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Russell 2000 Index, Europe, Australia and Far East index, Morgan Stanley Capital International Equity Emerging Markets Free Index or any other commonly quoted index of common stock prices, which are unmanaged indices of selected common stock prices. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Additional Information

         All shareholder inquiries may be directed to the shareholder's broker or to each Adviser at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the 1933 Act. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.


                             FINANCIAL STATEMENTS

         Each Fund's financial statements appearing in their most current fiscal year Annual Report to shareholders and the report thereon of the independent auditors appearing therein, namely Price Waterhouse LLP are incorporated by reference in this Statement of Additional Information. The Annual Reports to Shareholders for each Fund, which contain the referenced statements, are available upon request and without charge.




APPENDIX "A"


DESCRIPTION OF BOND RATINGS

         Standard & Poor's Ratings Group. A Standard & Poor's corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligers such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:


         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.  Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

         AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

         BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

         D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.


     Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


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         Aa - Bonds  which are rated Aa are judged to be of high  quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.


         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk,
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which may vary very slightly  from time to time because of economic  conditions;
A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

           Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.


DESCRIPTION OF NOTE RATINGS


         A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

     o SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     o   SP-2  Satisfactory capacity to pay principal and interest.

     o   SP-3  Speculative capacity to pay principal and interest.

         Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade
(MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

     o MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

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     o MIG 2 - This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

     o MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     o MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


COMMERCIAL PAPER RATINGS

     Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

         Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

         Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

         Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.




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